UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of report (Date of earliest event reported): December 12, 2022

EMPLOYERS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)
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Nevada
(State or Other Jurisdiction of Incorporation)

001-33245			04-3850065
(Commission File Number)			(I.R.S. Employer Identification No.)

10375 Professional Circle
	Reno,	Nevada
(Address of Principal Executive Offices)

89521
(Zip Code)
Registrant’s telephone number including area code: (888) 682-6671
No change since last report
(Former Name or Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	EIG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management
Item 5.03.    Amendments to Articles of Incorporation; Change in Fiscal Year
On December 12, 2022, the Board of Directors (the "Board") of Employers Holdings, Inc. (the "Company") amended and restated the Company's bylaws (as so amended and restated, the "Bylaws"). Among other things, the amendments:
•enhance and clarify the procedural mechanics and disclosure requirements in connection with stockholder nominations of directors and submissions of other business proposals in connection with the Company's annual meetings of stockholders (except for proposals properly made in accordance with Rule 14a-8 under the Securities Exchange Act of 1934);
•provide certain provisions relating to stockholder nominees for election as a director to address the universal proxy rules adopted by the Securities and Exchange Commission;
•clarify and enhance the procedures related to the conduct and adjournment of stockholder meetings;
•provide that the Second Judicial District of Washoe County, Nevada is the exclusive forum for certain litigation involving the Company or its current or former officers, directors, employees or agents; and
•make other clarifying, conforming and ministerial changes.
The amendments did not change the deadline for stockholder nominations of directors and submissions of other business proposals in connection with the Company's annual meetings of stockholders.
The foregoing description of the Bylaws is qualified in its entirety by reference to the full text of the Bylaws, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference.

Section 9 – Financial Statements and Exhibits
Item 9.01.    Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Employers Holdings, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPLOYERS HOLDINGS, INC.
Dated:	December 13, 2022	/s/ Lori A. Brown
Lori A. Brown
Executive Vice President,
Chief Legal Officer and General Counsel